UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31950 (Commission File Number)	16-1690064 (I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01	Other Events.

Extension of Term of Deferred Prosecution Agreement

As previously disclosed, on November 1, 2017, MoneyGram International, Inc. (the “Company”) agreed to a stipulation with the Middle District of Pennsylvania (the “MDPA”) and the U.S. Department of Justice (the “U.S. DOJ” and, together with the MDPA, the “Government”) that the term of the Company’s previously-disclosed deferred prosecution agreement (“DPA”) be extended for 90 days to February 6, 2018. On January 31, 2018, the Company agreed with the Government that the term of the DPA be extended for an additional 45 days to March 23, 2018. The purpose of the extension is to provide the Company and the Government additional time to discuss whether the Company is in compliance with the DPA.

There can be no assurance that the Company and the Government will continue to be able to negotiate a mutually satisfactory outcome during such 45-day period (or any further short-term extension of the DPA) or that such outcome will not include a further extension of the DPA, financial penalties or additional restrictions on the Company, including a monitorship period beyond the current monitorship that ends on April 30, 2018. Furthermore, there can be no assurance that the Government will not seek any other remedy, including criminal prosecution and financial penalties, in lieu of an extension of the DPA and monitorship.

2018 Annual Shareholder Meeting

The Company has established May 2, 2018 as the date of the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The record date for stockholders eligible to receive notice of, and to vote at, the 2018 Annual Meeting has not yet been set by the Board and will be included in the Company’s proxy statement for the 2018 Annual Meeting. Because the date of the 2018 Annual Meeting will be more than 30 days prior to the anniversary of the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934 (the “Exchange Act”), the Company is informing stockholders of the following changes.

For stockholders who wish to present a proposal to be considered for inclusion in the Company’s proxy statement and for consideration at the 2018 Annual Meeting, the Company has set a new deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. In order to be considered timely, the proposal must be delivered to the Company’s principal executive offices at the address set forth below no later than the close of business on February 15, 2018, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act.

For stockholders who wish to present a proposal for board nominations or other business for consideration at the 2018 Annual Meeting, but who do not intend for such proposal to be included in the Company’s proxy statement, pursuant to the advance notice provisions contained in the Company’s Amended and Restated Bylaws (as amended), such proposal must be delivered to the Company’s principal executive offices at the address set forth below no later than the close of business on February 12, 2018, which is the first business day following the tenth day after the date on which public announcement of the date of the 2018 Annual Meeting is first made by the Company.

All proposals should be sent to our principal executive offices at 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: February 1, 2018